EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING OCTOBER 31, 2003


The information which is required to be prepared with respect to the Payment Date of November 20, 2003, and with respect to the performance of the Trust during the period of October 1, 2003 through October 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholders ...........       $              --
                                                                                                                  -----------------
      2.  The amount of distribution in respect to principal payment to the Class B Noteholders ...........       $              --
                                                                                                                  -----------------
      3.  The amount of distribution in respect to principal payment to the Class C Noteholders ...........       $              --
                                                                                                                  -----------------
      4.  The amount of distribution in respect to principal payment to the Class D Noteholders ...........       $              --
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest ...........................       $         1.17972
                                                                                                                  -----------------

      2.  The amount of distribution in respect to the Class B Monthly Interest ...........................       $         1.56722
                                                                                                                  -----------------

      3.  The amount of distribution in respect to the Class C Monthly Interest ...........................       $         2.21306
                                                                                                                  -----------------

      4.  The amount of distribution in respect to the Class D Monthly Interest ...........................       $         4.40889
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholders
(Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholders ..........................       $         1.17972
                                                                                                                  -----------------

      2.  The total amount of distribution in respect to the Class B Noteholders ..........................       $         1.56722
                                                                                                                  -----------------

      3.  The total amount of distribution in respect to the Class C Noteholders ..........................       $         2.21306
                                                                                                                  -----------------

      4.  The total amount of distribution in respect to the Class D Noteholders ..........................       $         4.40889
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables
          for the Monthly Period preceding such Payment Date ..............................................       $  592,244,645.27
                                                                                                                  -----------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date ...................       $   53,525,791.03
                                                                                                                  -----------------

      3.  Recoveries for the preceding Monthly Period .....................................................       $      838,365.43
                                                                                                                  -----------------

      4.  The Defaulted Amount for the preceding Monthly Period ...........................................       $   19,410,920.73
                                                                                                                  -----------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
          Period, and the denominator is the average Receivables for the preceding
          Monthly Period ..................................................................................                    7.85%
                                                                                                                  -----------------

      6.  The total amount of Principal Receivables in the trust at the beginning
          of the preceding Monthly Period .................................................................       $2,747,486,293.19
                                                                                                                  -----------------

      7.  The total amount of Principal Receivables in the trust as of the last day
           of the preceding Monthly Period ................................................................       $2,800,176,791.50
                                                                                                                  -----------------

      8.  The total amount of Finance Charge and Administrative Receivables in the
          Trust at the beginning of the preceding Monthly Period ..........................................       $   63,853,842.28
                                                                                                                  -----------------

      9.  The total amount of Finance Charge and Administrative Receivables in the
          Trust as of the last day of the preceding Monthly Period ........................................       $   63,605,022.49
                                                                                                                  -----------------

      10. The aggregated Adjusted Invested Amounts of all Series of Notes
          outstanding as of the last day of the preceding Monthly Period ..................................       $2,290,000,000.00
                                                                                                                  -----------------

      11. The Transferor Interest as of the last day of the preceding Monthly Period .....................        $  510,176,791.50
                                                                                                                 ------------------

      12. The transferor percentage as of the last day of the preceding Monthly Period ...................                    18.22%
                                                                                                                  -----------------

      13. The Required Transferor Percentage ..............................................................                    7.00%
                                                                                                                  -----------------

      14. The Required Transferor Interest ................................................................       $  196,012,375.41
                                                                                                                  -----------------

      15. The monthly principal payment rate for the preceding Monthly Period .............................                  21.556%
                                                                                                                  -----------------

      16. The balance in the Excess Funding Account as of the last day of the
          preceding  Monthly Period .......................................................................       $              --
                                                                                                                  -----------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                          Percentage                   Aggregate
                                                                           of Total                     Account
                                                                         Receivables                    Balance
                                                                        ------------------       --------------------
                  (a) Delinquent between 30 days and 59 days                1.679%                  $ 48,092,558.23
                  (b) Delinquent between 60 days and 89 days                1.387%                  $ 39,725,616.49
                  (c) Delinquent between 90 days and 119 days               1.270%                  $ 36,382,261.21
                  (d) Delinquent between 120 days and 149 days              0.856%                  $ 24,509,505.60
                  (e) Delinquent between 150 days and 179 days              0.825%                  $ 23,638,220.12
                  (f) Delinquent 180 days or greater                        0.000%                  $            --
                                                                            -----                   ---------------
                  (g) Aggregate                                             6.018%                  $172,348,161.65
                                                                            =====                   ===============


V.  Information regarding Series 2000-C


      1.    The amount of Principal Receivables in the Trust  represented by the
            Invested Amount of Series 2000-C as of the last day of the related Monthly Period .............         $400,000,000.00
                                                                                                                    ---------------

      2.    The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2000-C on the last day of the related
            Monthly Period ................................................................................         $400,000,000.00
                                                                                                                    ---------------
                                                                                                  NOTE FACTORS

      3.    The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related Monthly Period .....      1.0000          $320,000,000.00
                                                                                                                    ---------------

      4.    The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related Monthly Period .....      1.0000          $ 38,000,000.00
                                                                                                                    ---------------

      5.    The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal Balance on the last day of the related Monthly Period .....      1.0000          $ 28,000,000.00
                                                                                                                    ---------------

      6.    The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related Monthly Period .....      1.0000          $ 14,000,000.00
                                                                                                                    ---------------

      7.  The Floating Investor Percentage with respect to the period:

      October 1, 2003 through October 27, 2003 ............................................................              14.5587623%
                                                                                                                    ---------------
      October 28, 2003 through October 31, 2003 ...........................................................              14.2339933%
                                                                                                                    ---------------

      8.  The Fixed Investor Percentage with respect to the period:

      October 1, 2003 through October 27, 2003 ............................................................                     N/A
                                                                                                                    ---------------
      October 28, 2003 through October 31, 2003 ...........................................................                     N/A
                                                                                                                    ---------------

      9.    The amount of Investor Principal Collections applicable to Series 2000-C ......................         $ 85,933,249.25
                                                                                                                    ---------------

      10a.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account on the related Payment Date ................................................         $  6,095,877.10
                                                                                                                    ---------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
            8.04(a) of the Master Indenture ...............................................................         $  1,671,089.36
                                                                                                                    ---------------

      11.   The Investor Default Amount for the related Monthly Period ....................................         $  2,778,557.36
                                                                                                                    ---------------

      12.   The Monthly Servicing Fee for the related Monthly Period ......................................         $    666,666.67
                                                                                                                    ---------------

      13.   Trust yields for the related Monthly Period

                a.  The cash yield for the related Monthly Period .........................................                   23.30%
                                                                                                                    ---------------

                b.  The default rate for the related Monthly Period .......................................                    8.34%
                                                                                                                    ---------------

                c.  The Net Portfolio Yield for the related Monthly Period ................................                   14.96%
                                                                                                                    ---------------

                d.  The Base Rate for the related Monthly Period ..........................................                    3.68%
                                                                                                                    ---------------

                e.  The Excess Spread Percentage for the related Monthly Period ...........................                   11.28%
                                                                                                                    ---------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly Period .................                   10.77%
                                                                                                                    ---------------

                       I) Excess Spread Percentage related to               Oct-03                                            11.28%
                                                                                                                    ---------------

                       ii) Excess Spread Percentage related to              Sep-03                                            11.67%
                                                                                                                    ---------------

                       iii) Excess Spread Percentage related to             Aug-03                                             9.35%
                                                                                                                    ---------------

      14.   Floating Rate Determinations:

      LIBOR for the Interest Period from October 20 through and including November 19, 2003 ...............                 1.12000%
                                                                                                                    ---------------
      15.   Principal Funding Account

                a.  The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws
                    for the related Payment Date) .........................................................         $            --
                                                                                                                    ---------------

                b.  The Accumulation Shortfall with respect to the related Monthly Period .................         $            --
                                                                                                                    ---------------

                c.  The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections .........................         $            --
                                                                                                                    ---------------

      16.   Reserve Account

                a.  The amount on deposit in the Reserve Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the
                    related Payment Date) .................................................................         $            --
                                                                                                                    ---------------

                b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections ...........................................................................         $            --
                                                                                                                    ---------------

                c.  Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections .........................         $            --
                                                                                                                    ---------------

      17.   Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related Payment Date ...............         $  7,000,000.00
                                                                                                                    ---------------

                b.  The Available Cash Collateral Account Amount on the related Payment Date ..............         $  7,000,000.00
                                                                                                                    ---------------

      18.   Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ...........         $            --
                                                                                                                    ---------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date ...................................................................         $            --
                                                                                                                    ---------------

      19.   The Monthly Principal Reallocation Amount for the related Monthly Period ......................         $            --
                                                                                                                    ---------------


                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MARK SHAPIRO
                           Name: Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING OCTOBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of November 20, 2003, and with respect to the performance of the Trust during the period of October 1, 2003 through October 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              2.  The amount of distribution in respect to principal payment to the Class B
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              3.  The amount of distribution in respect to principal payment to the Class C
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              4.  The amount of distribution in respect to principal payment to the Class D
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

II.  Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest........................   $          1.22278
                                                                                                                  ------------------

              2.  The amount of distribution in respect to the Class B Monthly Interest........................   $          1.69639
                                                                                                                  ------------------

              3.  The amount of distribution in respect to the Class C Monthly Interest........................   $          2.29917
                                                                                                                  ------------------

              4.  The amount of distribution in respect to the Class D Monthly Interest........................   $          5.27000
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholders.......................   $          1.22278
                                                                                                                  ------------------

              2.  The total amount of distribution in respect to the Class B Noteholders.......................   $          1.69639
                                                                                                                  ------------------

              3.  The total amount of distribution in respect to the Class C Noteholders.......................   $          2.29917
                                                                                                                  ------------------

              4.  The total amount of distribution in respect to the Class D Noteholders.......................   $          5.27000
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date...............................   $   592,244,645.27
                                                                                                                  ------------------

              2.  The aggregate amount of such Collections with respect to Finance Charge and
                  Administrative Receivables for the Monthly Period preceding such Payment Date................   $    53,525,791.03
                                                                                                                  ------------------

              3.  Recoveries for the preceding Monthly Period..................................................   $       838,365.43
                                                                                                                  ------------------

              4.  The Defaulted Amount for the preceding Monthly Period........................................   $    19,410,920.73
                                                                                                                  ------------------

              5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and
                  the denominator is the average Receivables for the preceding Monthly Period..................                7.85%
                                                                                                                  ------------------

              6.  The total amount of Principal Receivables in the trust at the beginning of
                  the preceding Monthly Period.................................................................   $ 2,747,486,293.19
                                                                                                                  ------------------

              7.  The total amount of Principal Receivables in the trust as of the last day of
                  the preceding Monthly Period.................................................................   $ 2,800,176,791.50
                                                                                                                  ------------------

              8.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  at the beginning of the preceding Monthly Period.............................................   $    63,853,842.28
                                                                                                                  ------------------

              9.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  as of the last day of the preceding Monthly Period...........................................   $    63,605,022.49
                                                                                                                  ------------------

              10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                  as of the last day of the preceding Monthly Period...........................................   $ 2,290,000,000.00
                                                                                                                  ------------------

              11. The Transferor Interest as of the last day of the preceding Monthly Period...................   $   510,176,791.50
                                                                                                                  ------------------

              12. The transferor percentage as of the last day of the preceding Monthly Period.................               18.22%
                                                                                                                  ------------------

              13. The Required Transferor Percentage...........................................................                7.00%
                                                                                                                  ------------------

              14. The Required Transferor Interest.............................................................   $   196,012,375.41
                                                                                                                  ------------------

              15. The monthly principal payment rate for the preceding Monthly Period..........................              21.556%
                                                                                                                  ------------------

              16. The balance in the Excess Funding Account as of the last day of the preceding
                  Monthly Period...............................................................................   $               --
                                                                                                                  ------------------

              17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                          Percentage             Aggregate
                                                                           of Total               Account
                                                                          Receivables             Balance
                                                                          -----------        ----------------
                      (a) Delinquent between 30 days and 59 days               1.679%        $  48,092,558.23
                      (b) Delinquent between 60 days and 89 days               1.387%        $  39,725,616.49
                      (c) Delinquent between 90 days and 119 days              1.270%        $  36,382,261.21
                      (d) Delinquent between 120 days and 149 days             0.856%        $  24,509,505.60
                      (e) Delinquent between 150 days and 179 days             0.825%        $  23,638,220.12
                      (f) Delinquent 180 days or greater                       0.000%        $             --
                                                                          -----------        ----------------
                      (g) Aggregate                                            6.018%        $ 172,348,161.65
                                                                          ===========        ================

V.   Information regarding Series 2001-A

              1.  The amount of Principal Receivables in the Trust represented by the Invested
                  Amount of Series 2001-A as of the last day of the related Monthly Period.....................   $   300,000,000.00
                                                                                                                  ------------------

              2.  The amount of Principal Receivables in the Trust represented by the Adjusted
                  Invested Amount of Series 2001-A on the last day of the related Monthly
                  Period.......................................................................................   $   300,000,000.00
                                                                                                                  ------------------
                                                                                                  NOTE FACTORS

              3.  The amount of Principal Receivables in the Trust represented by the Class A
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $   240,000,000.00
                                                                                                                  ------------------

              4.  The amount of Principal Receivables in the Trust represented by the Class B
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $    28,500,000.00
                                                                                                                  ------------------

              5.  The amount of Principal Receivables in the Trust represented by the Class C
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $    21,000,000.00
                                                                                                                  ------------------

              6.  The amount of Principal Receivables in the trust represented by the Class D
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $    10,500,000.00
                                                                                                                  ------------------

              7.  The Floating Investor Percentage with respect to the period:

              October 1, 2003 through October 27, 2003.........................................................          10.9190718%
                                                                                                                  ------------------
              October 28, 2003 through October 31, 2003........................................................          10.6754950%
                                                                                                                  ------------------

              8.  The Fixed Investor Percentage with respect to the period:

              October 1, 2003 through October 27, 2003.........................................................          N/A
                                                                                                                  ------------------
              October 28, 2003 through October 31, 2003........................................................          N/A
                                                                                                                  ------------------

              9. The amount of Investor Principal Collections applicable to Series 2001-A......................   $    64,449,937.33
                                                                                                                  ------------------

              10a. The amount of Available Finance Charge Collections on deposit in the
                   Collection Account on the related Payment Date..............................................   $     4,571,907.85
                                                                                                                  ------------------

              10b. The amount of Available Finance Charge Collections not on deposit in the
                   Collection Account on the related Payment Date pursuant to Section 8.04(a)
                   of the Master Indenture.....................................................................   $     1,253,317.03
                                                                                                                  ------------------

              11. The Investor Default Amount for the related Monthly Period...................................   $     2,083,918.03
                                                                                                                  ------------------

              12. The Monthly Servicing Fee for the related Monthly Period.....................................   $      500,000.00
                                                                                                                  ------------------

              13. Trust yields for the related Monthly Period

                           a. The cash yield for the related Monthly Period....................................               23.30%
                                                                                                                  ------------------

                           b. The default rate for the related Monthly Period..................................                8.34%
                                                                                                                  ------------------

                           c. The Net Portfolio Yield for the related Monthly Period...........................               14.96%
                                                                                                                  ------------------

                           d. The Base Rate for the related Monthly Period.....................................                3.78%
                                                                                                                  ------------------

                           e. The Excess Spread Percentage for the related Monthly Period......................               11.18%
                                                                                                                  ------------------

                           f. The Quarterly Excess Spread Percentage for the related Monthly
                              Period...........................................................................               10.67%
                                                                                                                  ------------------

                                       I) Excess Spread Percentage related to           Oct-03                                11.18%
                                                                                                                  ------------------

                                       ii) Excess Spread Percentage related to          Sep-03                                11.58%
                                                                                                                  ------------------

                                       iii) Excess Spread Percentage related to         Aug-03                                 9.24%
                                                                                                                  ------------------

              14. Floating Rate Determinations:

                  LIBOR for the Interest Period from October 20 through and including
                  November 19, 2003............................................................................             1.12000%
                                                                                                                  ------------------

              15. Principal Funding Account

                           a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
                              withdraws for the related Payment Date)..........................................   $               --
                                                                                                                  ------------------

                           b. The Accumulation Shortfall with respect to the related Monthly
                              Period...........................................................................   $               --
                                                                                                                  ------------------

                           c. The Principal Funding Investment Proceeds deposited in the
                              Collection Account to be treated as Available Finance Charge
                              Collections......................................................................   $               --
                                                                                                                  ------------------

              16. Reserve Account

                           a. The amount on deposit in the Reserve Account on the related Payment
                              Date (after taking into consideration deposits and withdraws for
                              the related Payment Date)........................................................   $               --
                                                                                                                  ------------------

                           b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                              Charge Collections...............................................................   $               --
                                                                                                                  ------------------

                           c. Interest earnings on the Reserve Account deposited into the
                              Collection Account to be treated as Available Finance Charge
                              Collections......................................................................   $               --
                                                                                                                  ------------------

              17. Cash Collateral Account

                           a. The Required Cash Collateral Account Amount on the related Payment
                              Date.............................................................................   $     5,250,000.00
                                                                                                                  ------------------

                           b. The Available Cash Collateral Account Amount on the related Payment
                              Date.............................................................................   $     5,250,000.00
                                                                                                                  ------------------

              18. Investor Charge-Offs

                           a. The aggregate amount of Investor Charge-Offs for the related
                              Monthly Period...................................................................   $               --
                                                                                                                  ------------------

                           b. The aggregate amount of Investor Charge-Offs reimbursed on the
                              Payment Date.....................................................................   $               --
                                                                                                                  ------------------

              19. The Monthly Principal Reallocation Amount for the related Monthly Period.....................   $               --
                                                                                                                  ------------------

                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MARK SHAPIRO
                  Name: Mark Shapiro

                  Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING OCTOBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of November 20, 2003, and with respect to the performance of the Trust during the period of October 1, 2003 through October 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              2.  The amount of distribution in respect to principal payment to the Class B
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              3.  The amount of distribution in respect to principal payment to the Class C
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              4.  The amount of distribution in respect to principal payment to the Class D
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

II.  Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest........................   $          1.13667
                                                                                                                  ------------------

              2.  The amount of distribution in respect to the Class B Monthly Interest........................   $          1.56722
                                                                                                                  ------------------

              3.  The amount of distribution in respect to the Class C Monthly Interest........................   $          2.47139
                                                                                                                  ------------------

              4.  The amount of distribution in respect to the Class D Monthly Interest........................   $          6.56167
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholders.......................   $          1.13667
                                                                                                                  ------------------

              2.  The total amount of distribution in respect to the Class B Noteholders.......................   $          1.56722
                                                                                                                  ------------------

              3.  The total amount of distribution in respect to the Class C Noteholders.......................   $          2.47139
                                                                                                                  ------------------

              4.  The total amount of distribution in respect to the Class D Noteholders.......................   $          6.56167
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date...............................   $   592,244,645.27
                                                                                                                  ------------------

              2.  The aggregate amount of such Collections with respect to Finance Charge and
                  Administrative Receivables for the Monthly Period preceding such Payment Date................   $    53,525,791.03
                                                                                                                  ------------------

              3.  Recoveries for the preceding Monthly Period..................................................   $       838,365.43
                                                                                                                  ------------------

              4.  The Defaulted Amount for the preceding Monthly Period........................................   $    19,410,920.73
                                                                                                                  ------------------

              5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and
                  the denominator is the average Receivables for the preceding Monthly Period..................                7.85%
                                                                                                                  ------------------

              6.  The total amount of Principal Receivables in the trust at the beginning of the
                  preceding Monthly Period.....................................................................   $ 2,747,486,293.19
                                                                                                                  ------------------

              7.  The total amount of Principal Receivables in the trust as of the last day of
                  the preceding Monthly Period.................................................................   $ 2,800,176,791.50
                                                                                                                  ------------------

              8.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  at the beginning of the preceding Monthly Period.............................................   $    63,853,842.28
                                                                                                                  ------------------

              9.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  as of the last day of the preceding Monthly Period...........................................   $    63,605,022.49
                                                                                                                  ------------------

              10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                  as of the last day of the preceding Monthly Period...........................................   $ 2,290,000,000.00
                                                                                                                  ------------------

              11. The Transferor Interest as of the last day of the preceding Monthly Period...................   $   510,176,791.50
                                                                                                                  ------------------

              12. The transferor percentage as of the last day of the preceding Monthly Period.................               18.22%
                                                                                                                  ------------------

              13. The Required Transferor Percentage...........................................................                7.00%
                                                                                                                  ------------------

              14. The Required Transferor Interest.............................................................   $   196,012,375.41
                                                                                                                  ------------------

              15. The monthly principal payment rate for the preceding Monthly Period..........................              21.556%
                                                                                                                  ------------------

              16. The balance in the Excess Funding Account as of the last day of the preceding
                  Monthly Period...............................................................................   $               --
                                                                                                                  ------------------

              17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
                  Payment Date:

                                                                                Percentage             Aggregate
                                                                                 of Total               Account
                                                                                Receivables             Balance
                                                                                -----------        ----------------
                          (a) Delinquent between 30 days and 59 days                 1.679%        $  48,092,558.23
                          (b) Delinquent between 60 days and 89 days                 1.387%        $  39,725,616.49
                          (c) Delinquent between 90 days and 119 days                1.270%        $  36,382,261.21
                          (d) Delinquent between 120 days and 149 days               0.856%        $  24,509,505.60
                          (e) Delinquent between 150 days and 179 days               0.825%        $  23,638,220.12
                          (f) Delinquent 180 days or greater                         0.000%        $             --
                                                                                -----------        ----------------
                          (g) Aggregate                                              6.018%        $ 172,348,161.65
                                                                                ===========        ================

V.   Information regarding Series 2002-A

              1.  The amount of Principal Receivables in the Trust represented by the Invested
                  Amount of Series 2002-A as of the last day of the related Monthly Period.....................   $   300,000,000.00
                                                                                                                  ------------------

              2.  The amount of Principal Receivables in the Trust represented by the Adjusted
                  Invested Amount of Series 2002-A on the last day of the related Monthly Period...............   $   300,000,000.00
                                                                                                                  ------------------
                                                                                                  NOTE FACTORS

              3.  The amount of Principal Receivables in the Trust represented by the Class A
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $   240,000,000.00
                                                                                                                  ------------------

              4.  The amount of Principal Receivables in the Trust represented by the Class B
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $    27,750,000.00
                                                                                                                  ------------------

              5.  The amount of Principal Receivables in the Trust represented by the Class C
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $    21,750,000.00
                                                                                                                  ------------------

              6.  The amount of Principal Receivables in the trust represented by the Class D
                  Note Principal Balance on the last day of the related Monthly Period.........       1.0000      $    10,500,000.00
                                                                                                                  ------------------

              7.  The Floating Investor Percentage with respect to the period:

              October 1, 2003 through October 27, 2003.........................................................          10.9190718%
                                                                                                                  ------------------
              October 28, 2003 through October 31, 2003........................................................          10.6754950%
                                                                                                                  ------------------

              8.  The Fixed Investor Percentage with respect to the period:

              October 1, 2003 through October 27, 2003.........................................................          N/A
                                                                                                                  ------------------
              October 28, 2003 through October 31, 2003........................................................          N/A
                                                                                                                  ------------------

              9. The amount of Investor Principal Collections applicable to Series 2002-A......................   $    64,449,937.33
                                                                                                                  ------------------

              10a. The amount of the Investor Finance Charge Collections on deposit in the
                   Collection Account on the Related Payment Date to be treated as Servicer
                   Interchange.................................................................................   $        62,500.00
                                                                                                                  ------------------

              10b. The amount of Available Finance Charge Collections on deposit in the
                   Collection Account on the related Payment Date..............................................   $     4,571,907.85
                                                                                                                  ------------------

              10c. The amount of Available Finance Charge Collections not on deposit in the
                   Collection Account on the related Payment Date pursuant to Section 8.04(a)
                   of the Master Indenture.....................................................................   $     1,190,817.03
                                                                                                                  ------------------

              11. The Investor Default Amount for the related Monthly Period...................................   $     2,083,918.03
                                                                                                                  ------------------

              12. The Monthly Servicing Fee for the related Monthly Period.....................................   $       500,000.00
                                                                                                                  ------------------

              13. Trust yields for the related Monthly Period

                           a. The cash yield for the related Monthly Period....................................               23.30%
                                                                                                                  ------------------

                           b. The default rate for the related Monthly Period..................................                8.34%
                                                                                                                  ------------------

                           c. The Net Portfolio Yield for the related Monthly Period...........................               14.96%
                                                                                                                  ------------------

                           d. The Base Rate for the related Monthly Period.....................................                3.76%
                                                                                                                  ------------------

                           e. The Excess Spread Percentage for the related Monthly Period......................               11.20%
                                                                                                                  ------------------

                           f. The Quarterly Excess Spread Percentage for the related Monthly
                              Period...........................................................................               10.69%
                                                                                                                  ------------------

                                      i) Excess Spread Percentage related to             Oct-03                               11.20%
                                                                                                                  ------------------

                                      ii) Excess Spread Percentage related to            Sep-03                               11.60%
                                                                                                                  ------------------

                                      iii) Excess Spread Percentage related to           Aug-03                                9.27%
                                                                                                                  ------------------

              14. Floating Rate Determinations:

                  LIBOR for the Interest Period from October 20 through and including
                  November 19, 2003............................................................................             1.12000%
                                                                                                                  ------------------

              15. Principal Funding Account

                           a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                              and withdraws for the related Payment Date)......................................   $               --
                                                                                                                  ------------------

                           b. The Accumulation Shortfall with respect to the related Monthly
                              Period...........................................................................   $               --
                                                                                                                  ------------------

                           c. The Principal Funding Investment Proceeds deposited in the
                              Collection Account to be treated as Available Finance Charge
                              Collections......................................................................   $               --
                                                                                                                  ------------------

              16. Reserve Account

                           a. The amount on deposit in the Reserve Account on the related
                              Payment Date (after taking into consideration deposits and
                              withdraws for the related Payment Date)..........................................   $               --
                                                                                                                  ------------------

                           b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                              Charge Collections...............................................................   $               --


                           c. Interest earnings on the Reserve Account deposited into the
                              Collection Account to be treated as Available Finance Charge
                              Collections......................................................................   $               --
                                                                                                                  ------------------

              17. Cash Collateral Account

                           a. The Required Cash Collateral Account Amount on the related
                              Payment Date.....................................................................   $     6,000,000.00
                                                                                                                  ------------------

                           b. The Available Cash Collateral Account Amount on the related
                              Payment Date.....................................................................   $     6,000,000.00
                                                                                                                  ------------------

              18. Investor Charge-Offs

                           a. The aggregate amount of Investor Charge-Offs for the related
                              Monthly Period...................................................................   $               --
                                                                                                                  ------------------

                           b. The aggregate amount of Investor Charge-Offs reimbursed on the
                              Payment Date.....................................................................   $               --
                                                                                                                  ------------------

              19. The Monthly Principal Reallocation Amount for the related Monthly Period.....................   $               --
                                                                                                                  ------------------


              Advanta Bank Corp.
              as Servicer

              By: /s/ MARK SHAPIRO
              Name: Mark Shapiro
              Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING OCTOBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of November 20, 2003, and with respect to the performance of the Trust during the period of October 1, 2003 through October 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              2.  The amount of distribution in respect to principal payment to the Class B
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              3.  The amount of distribution in respect to principal payment to the Class C
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

              4.  The amount of distribution in respect to principal payment to the Class D
                  Noteholders..................................................................................   $               --
                                                                                                                  ------------------

II.  Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest........................   $          1.30889
                                                                                                                  ------------------

              2.  The amount of distribution in respect to the Class B Monthly Interest........................   $          2.47139
                                                                                                                  ------------------

              3.  The amount of distribution in respect to the Class C Monthly Interest........................   $          3.97833
                                                                                                                  ------------------

              4.  The amount of distribution in respect to the Class D Monthly Interest........................   $          7.85333
                                                                                                                  ------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholders.......................   $          1.30889
                                                                                                                  ------------------

              2.  The total amount of distribution in respect to the Class B Noteholders.......................   $          2.47139
                                                                                                                  ------------------

              3.  The total amount of distribution in respect to the Class C Noteholders.......................   $          3.97833
                                                                                                                  ------------------

              4.  The total amount of distribution in respect to the Class D Noteholders.......................   $          7.85333
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date...............................   $   592,244,645.27
                                                                                                                  ------------------

              2.  The aggregate amount of such Collections with respect to Finance Charge and
                  Administrative Receivables for the Monthly Period preceding such Payment Date................   $    53,525,791.03
                                                                                                                  ------------------

              3.  Recoveries for the preceding Monthly Period..................................................   $       838,365.43
                                                                                                                  ------------------

              4.  The Defaulted Amount for the preceding Monthly Period........................................   $    19,410,920.73
                                                                                                                  ------------------

              5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and
                  the denominator is the average Receivables for the preceding Monthly Period..................                7.85%
                                                                                                                  ------------------

              6.  The total amount of Principal Receivables in the trust at the beginning of
                  the preceding Monthly Period.................................................................   $ 2,747,486,293.19
                                                                                                                  ------------------

              7.  The total amount of Principal Receivables in the trust as of the last day of
                  the preceding Monthly Period.................................................................   $ 2,800,176,791.50
                                                                                                                  ------------------

              8.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  at the beginning of the preceding Monthly Period.............................................   $    63,853,842.28
                                                                                                                  ------------------

              9.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  as of the last day of the preceding Monthly Period...........................................   $    63,605,022.49
                                                                                                                  ------------------

              10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                  as of the last day of the preceding Monthly Period...........................................   $ 2,290,000,000.00
                                                                                                                  ------------------

              11. The Transferor Interest as of the last day of the preceding Monthly Period..................    $   510,176,791.50
                                                                                                                  ------------------

              12. The transferor percentage as of the last day of the preceding Monthly Period.................               18.22%
                                                                                                                  ------------------

              13. The Required Transferor Percentage...........................................................                7.00%
                                                                                                                  ------------------

              14. The Required Transferor Interest.............................................................   $   196,012,375.41
                                                                                                                  ------------------

              15. The monthly principal payment rate for the preceding Monthly Period..........................              21.556%
                                                                                                                  ------------------

              16. The balance in the Excess Funding Account as of the last day of the preceding
                  Monthly Period...............................................................................   $               --
                                                                                                                  ------------------

              17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
                  Payment Date:

                                                                                 Percentage            Aggregate
                                                                                  of Total              Account
                                                                                 Receivables            Balance
                                                                                 -----------       ----------------
                          (a) Delinquent between 30 days and 59 days                  1.679%       $  48,092,558.23
                          (b) Delinquent between 60 days and 89 days                  1.387%       $  39,725,616.49
                          (c) Delinquent between 90 days and 119 days                 1.270%       $  36,382,261.21
                          (d) Delinquent between 120 days and 149 days                0.856%       $  24,509,505.60
                          (e) Delinquent between 150 days and 179 days                0.825%       $  23,638,220.12
                          (f) Delinquent 180 days or greater                          0.000%       $             --
                                                                                 -----------       ----------------
                          (g) Aggregate                                               6.018%       $ 172,348,161.65
                                                                                 ===========       ================

V.   Information regarding Series 2003-A

              1.  The amount of Principal Receivables in the Trust represented by the Invested
                  Amount of Series 2003-A as of the last day of the related Monthly Period.....................   $   400,000,000.00
                                                                                                                  ------------------

              2.  The amount of Principal Receivables in the Trust represented by the Adjusted
                  Invested Amount of Series 2003-A on the last day of the related Monthly Period...............   $   400,000,000.00
                                                                                                                  ------------------

                                                                                                   NOTE FACTORS

              3.  The amount of Principal Receivables in the Trust represented by the Class A
                  Note Principal Balance on the last day of the related Monthly Period..........       1.0000     $   320,000,000.00
                                                                                                                  ------------------

              4.  The amount of Principal Receivables in the Trust represented by the Class B
                  Note Principal Balance on the last day of the related Monthly Period..........       1.0000     $    37,000,000.00
                                                                                                                  ------------------

              5.  The amount of Principal Receivables in the Trust represented by the Class C
                  Note Principal Balance on the last day of the related Monthly Period..........       1.0000     $    29,000,000.00
                                                                                                                  ------------------

              6.  The amount of Principal Receivables in the trust represented by the Class D
                  Note Principal Balance on the last day of the related Monthly Period..........       1.0000     $    14,000,000.00
                                                                                                                  ------------------

              7.  The Floating Investor Percentage with respect to the period:

              October 1, 2003 through October 27, 2003.........................................................          14.5587623%
                                                                                                                  ------------------
              October 28, 2003 through October 31, 2003........................................................          14.2339933%
                                                                                                                  ------------------

              8.  The Fixed Investor Percentage with respect to the period:

              October 1, 2003 through October 27, 2003.........................................................          N/A
                                                                                                                  ------------------
              October 28, 2003 through October 31, 2003........................................................          N/A
                                                                                                                  ------------------

              9. The amount of Investor Principal Collections applicable to Series 2003-A......................   $    85,933,249.25
                                                                                                                  ------------------

              10a. The amount of the Investor Finance Charge Collections on deposit in the
                   Collection Account on the Related Payment Date to be treated as Servicer
                   Interchange.................................................................................   $        83,333.33
                                                                                                                  ------------------

              10b. The amount of Available Finance Charge Collections on deposit in the
                   Collection Account on the related Payment Date..............................................   $     6,095,877.10
                                                                                                                  ------------------

              10c. The amount of Available Finance Charge Collections not on deposit in the
                   Collection Account on the related Payment Date pursuant to Section 8.04(a) of
                   the Master Indenture........................................................................   $     1,587,756.03
                                                                                                                  ------------------

              11. The Investor Default Amount for the related Monthly Period...................................   $     2,778,557.36
                                                                                                                  ------------------

              12. The Monthly Servicing Fee for the related Monthly Period.....................................   $       666,666.67
                                                                                                                  ------------------

              13. Trust yields for the related Monthly Period

                           a. The cash yield for the related Monthly Period....................................               23.30%
                                                                                                                  ------------------

                           b. The default rate for the related Monthly Period..................................                8.34%
                                                                                                                  ------------------

                           c. The Net Portfolio Yield for the related Monthly Period...........................               14.96%
                                                                                                                  ------------------

                           d. The Base Rate for the related Monthly Period.....................................                4.21%
                                                                                                                  ------------------

                           e. The Excess Spread Percentage for the related Monthly Period......................               10.75%
                                                                                                                  ------------------

                           f. The Quarterly Excess Spread Percentage for the related Monthly Period............               10.25%
                                                                                                                  ------------------

                                      i) Excess Spread Percentage related to              Oct-03                              10.75%
                                                                                                                  ------------------

                                      ii) Excess Spread Percentage related to             Sep-03                              11.20%
                                                                                                                  ------------------

                                      iii) Excess Spread Percentage related to            Aug-03                               8.79%
                                                                                                                  ------------------

              14. Floating Rate Determinations:

                 LIBOR for the Interest Period from October 20 through and including
                 November 19, 2003.............................................................................             1.12000%
                                                                                                                  ------------------

              15. Principal Funding Account

                           a. The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
                              withdraws for the related Payment Date)..........................................   $               --
                                                                                                                  ------------------

                           b. The Accumulation Shortfall with respect to the related Monthly
                              Period...........................................................................   $               --
                                                                                                                  ------------------

                           c. The Principal Funding Investment Proceeds deposited in the
                              Collection Account to be treated as Available Finance Charge
                              Collections......................................................................   $               --
                                                                                                                  ------------------

              16. Reserve Account

                           a. The amount on deposit in the Reserve Account on the related Payment
                              Date (after taking into consideration deposits and withdraws for
                              the related Payment Date)........................................................   $               --
                                                                                                                  ------------------

                           b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                              Charge Collections...............................................................   $               --
                                                                                                                  ------------------

                           c. Interest earnings on the Reserve Account deposited into the
                              Collection Account to be treated as Available Finance Charge
                              Collections......................................................................   $               --
                                                                                                                  ------------------

              17. Cash Collateral Account

                           a. The Required Cash Collateral Account Amount on the related Payment
                              Date.............................................................................   $     8,000,000.00
                                                                                                                  ------------------

                           b. The Available Cash Collateral Account Amount on the related Payment
                              Date.............................................................................   $     8,000,000.00
                                                                                                                  ------------------

              18. Investor Charge-Offs

                           a. The aggregate amount of Investor Charge-Offs for the related
                              Monthly Period...................................................................   $               --
                                                                                                                  ------------------

                           b. The aggregate amount of Investor Charge-Offs reimbursed on the
                              Payment Date.....................................................................   $               --
                                                                                                                  ------------------

              19. The Monthly Principal Reallocation Amount for the related Monthly Period.....................   $               --
                                                                                                                  ------------------


                  Advanta Bank Corp.
                  as Servicer

                  By: /s/ MARK SHAPIRO
                  Name: Mark Shapiro
                  Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2003-B
                         PERIOD ENDING OCTOBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of November 20, 2003, and with respect to the performance of the Trust during the period of October 1, 2003 through October 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders
   (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
            Class A Noteholders ..............................................................     $                              -
                                                                                                   ---------------------------------

         2. The amount of distribution in respect to principal payment to the
            Class B Noteholders ..............................................................     $                              -
                                                                                                   ---------------------------------

         3. The amount of distribution in respect to principal payment to the
            Class C Noteholders ..............................................................     $                              -
                                                                                                   ---------------------------------

         4. The amount of distribution in respect to principal payment to the
            Class D Noteholders ..............................................................     $                              -
                                                                                                   ---------------------------------

II. Information regarding the current monthly interest distribution to the Noteholders
    (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest ............     $                        1.26583
                                                                                                   ---------------------------------

         2. The amount of distribution in respect to the Class B Monthly Interest ............     $                        2.38528
                                                                                                   ---------------------------------

         3. The amount of distribution in respect to the Class C Monthly Interest ............     $                        4.49500
                                                                                                   ---------------------------------

         4. The amount of distribution in respect to the Class D Monthly Interest ............     $                        7.85333
                                                                                                   ---------------------------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholders ...........     $                        1.26583
                                                                                                   ---------------------------------

         2. The total amount of distribution in respect to the Class B Noteholders ...........     $                        2.38528
                                                                                                   ---------------------------------

         3. The total amount of distribution in respect to the Class C Noteholders ...........     $                        4.49500
                                                                                                   ---------------------------------

         4. The total amount of distribution in respect to the Class D Noteholders ...........     $                        7.85333
                                                                                                   ---------------------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal Receivables
            for the Monthly Period preceding such Payment Date ...............................     $                 592,244,645.27
                                                                                                   ---------------------------------

         2. The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date ....     $                  53,525,791.03
                                                                                                   ---------------------------------

         3. Recoveries for the preceding Monthly Period ......................................     $                     838,365.43
                                                                                                   ---------------------------------

         4. The Defaulted Amount for the preceding Monthly Period ............................     $                  19,410,920.73
                                                                                                   ---------------------------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
            denominator is the average Receivables for the preceding Monthly Period ..........                                 7.85%
                                                                                                   ---------------------------------

         6. The total amount of Principal Receivables in the trust at the beginning of
            the preceding Monthly Period .....................................................     $               2,747,486,293.19
                                                                                                   ---------------------------------

         7. The total amount of Principal Receivables in the trust as of the last day of
            the preceding Monthly Period .....................................................     $               2,800,176,791.50
                                                                                                   ---------------------------------

         8. The total amount of Finance Charge and Administrative Receivables in the Trust
            at the beginning of the preceding Monthly Period .................................     $                  63,853,842.28
                                                                                                   ---------------------------------

         9. The total amount of Finance Charge and Administrative Receivables in the Trust
            as of the last day of the preceding Monthly Period ...............................     $                  63,605,022.49
                                                                                                   ---------------------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
             as of the last day of the preceding Monthly Period ..............................     $               2,290,000,000.00
                                                                                                   ---------------------------------

         11. The Transferor Interest as of the last day of the preceding Monthly Period ......     $                 510,176,791.50
                                                                                                   ---------------------------------

         12. The transferor percentage as of the last day of the preceding Monthly Period ....                                18.22%
                                                                                                   ---------------------------------

         13. The Required Transferor Percentage ..............................................                                 7.00%
                                                                                                   ---------------------------------

         14. The Required Transferor Interest ................................................     $                 196,012,375.41
                                                                                                   ---------------------------------

         15. The monthly principal payment rate for the preceding Monthly Period .............                               21.556%
                                                                                                   ---------------------------------

         16. The balance in the Excess Funding Account as of the last day of the preceding
             Monthly Period ..................................................................     $                              -
                                                                                                   ---------------------------------

         17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
             Payment Date:

                                                          Percentage            Aggregate
                                                           of Total              Account
                                                          Receivables            Balance
                                                        ---------------    -------------------
         (a) Delinquent between 30 days and 59 days             1.679%        $ 48,092,558.23
         (b) Delinquent between 60 days and 89 days             1.387%        $ 39,725,616.49
         (c) Delinquent between 90 days and 119 days            1.270%        $ 36,382,261.21
         (d) Delinquent between 120 days and 149 days           0.856%        $ 24,509,505.60
         (e) Delinquent between 150 days and 179 days           0.825%        $ 23,638,220.12
         (f) Delinquent 180 days or greater                     0.000%                    $ -
                                                        ---------------    -------------------
         (g) Aggregate                                          6.018%       $ 172,348,161.65
                                                        ===============    ===================

V. Information regarding Series 2003-B

         1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of the
            related Monthly Period ...........................................................     $                 300,000,000.00
                                                                                                   ---------------------------------

         2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
            the related Monthly Period .......................................................     $                 300,000,000.00
                                                                                                   ---------------------------------
                                                                                  NOTE FACTORS

         3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000                        $ 240,000,000.00
                                                                                                   ---------------------------------

         4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000                         $ 27,750,000.00
                                                                                                   ---------------------------------

         5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000                         $ 21,750,000.00
                                                                                                   ---------------------------------

         6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000                         $ 10,500,000.00
                                                                                                   ---------------------------------

         7. The Floating Investor Percentage with respect to the period:

         October 1, 2003 through October 27, 2003 ............................................                           10.9190718%
                                                                                                   ---------------------------------
         October 28, 2003 through October 31, 2003 ...........................................                           10.6754950%
                                                                                                   ---------------------------------

         8. The Fixed Investor Percentage with respect to the period:

         October 1, 2003 through October 27, 2003 ............................................                    N/A
                                                                                                   ---------------------------------
         October 28, 2003 through October 31, 2003 ...........................................                    N/A
                                                                                                   ---------------------------------

         9. The amount of Investor Principal Collections applicable to Series 2003-B .........     $                  64,449,937.33
                                                                                                   ---------------------------------

         10a. The amount of Available Finance Charge Collections on deposit in the
              Collection Account on the related Payment Date .................................     $                   4,571,907.85
                                                                                                   ---------------------------------

         10b. The amount of Available Finance Charge Collections not on deposit in the
              Collection Account on the related Payment Date pursuant to Section 8.04(a)
              of the Master Indenture ........................................................     $                   1,253,317.03
                                                                                                   ---------------------------------

         11. The Investor Default Amount for the related Monthly Period ......................     $                   2,083,918.03
                                                                                                   ---------------------------------

         12. The Monthly Servicing Fee for the related Monthly Period ........................     $                     500,000.00
                                                                                                   ---------------------------------

         13. Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period ............................                                23.30%
                                                                                                   ---------------------------------

                 b. The default rate for the related Monthly Period ..........................                                 8.34%
                                                                                                   ---------------------------------

                 c. The Net Portfolio Yield for the related Monthly Period ...................                                14.96%
                                                                                                   ---------------------------------

                 d. The Base Rate for the related Monthly Period .............................                                 4.20%
                                                                                                   ---------------------------------

                 e. The Excess Spread Percentage for the related Monthly Period ..............                                10.76%
                                                                                                   ---------------------------------

                 f. The Quarterly Excess Spread Percentage for the related Monthly Period ....                                10.25%
                                                                                                   ---------------------------------

                         I) Excess Spread Percentage related to           Oct-03                                              10.76%
                                                                                                   ---------------------------------

                         ii) Excess Spread Percentage related to          Sep-03                                              11.20%
                                                                                                   ---------------------------------

                         iii) Excess Spread Percentage related to         Aug-03                                               8.80%
                                                                                                   ---------------------------------

         14. Floating Rate Determinations:

             LIBOR for the Interest Period from October 20 through and including
             November 19, 2003 ...............................................................                              1.12000%
                                                                                                   ---------------------------------

         15. Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws
                    for the related Payment Date) ............................................     $                              -
                                                                                                   ---------------------------------

                 b. The Accumulation Shortfall with respect to the related Monthly Period ....     $                              -
                                                                                                   ---------------------------------

                 c. The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections ............     $                              -
                                                                                                   ---------------------------------

         16. Reserve Account

                 a. The amount on deposit in the Reserve Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the
                    related Payment Date) ....................................................     $                              -
                                                                                                   ---------------------------------

                 b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections ..............................................................     $                              -
                                                                                                   ---------------------------------

                 c. Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections ............     $                              -
                                                                                                   ---------------------------------

         17. Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related
                    Payment Date .............................................................     $                   6,750,000.00
                                                                                                   ---------------------------------

                 b. The Available Cash Collateral Account Amount on the related
                    Payment Date .............................................................     $                   6,750,000.00
                                                                                                   ---------------------------------

         18. Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related
                    Monthly Period ...........................................................     $                              -
                                                                                                   ---------------------------------

                 b. The aggregate amount of Investor Charge-Offs reimbursed
                    on the Payment Date ......................................................     $                              -
                                                                                                   ---------------------------------

         19. The Monthly Principal Reallocation Amount for the related Monthly Period ........     $                              -
                                                                                                   ---------------------------------

         Advanta Bank Corp.
         as Servicer

         By: /s/ MARK SHAPIRO
         Name: Mark Shapiro
         Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2003-C
                         PERIOD ENDING OCTOBER 31, 2003

The information which is required to be prepared with respect to the Payment Date of November 20, 2003, and with respect to the performance of the Trust during the period of October 1, 2003 through October 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders
   (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the
            Class A-1 Noteholders ............................................................     $                              -
                                                                                                   ---------------------------------
         2. The amount of distribution in respect to principal payment to the
            Class A-2 Noteholders ............................................................     $                              -
                                                                                                   ---------------------------------
         3. The amount of distribution in respect to principal payment to the
            Class B Noteholders ..............................................................     $                              -
                                                                                                   ---------------------------------
         4. The amount of distribution in respect to principal payment to the
            Class C-1 Noteholders ............................................................     $                              -
                                                                                                   ---------------------------------
         5. The amount of distribution in respect to principal payment to the
            Class C-2 Noteholders ............................................................     $                              -
                                                                                                   ---------------------------------
         6. The amount of distribution in respect to principal payment to the
            Class D Noteholders ..............................................................     $                              -
                                                                                                   ---------------------------------

II. Information regarding the current monthly interest distribution to the Noteholders
    (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A-1 Monthly Interest ..........     $                        1.20444
                                                                                                   ---------------------------------
         2. The amount of distribution in respect to the Class A-2 Monthly Interest ..........     $                        1.16250
                                                                                                   ---------------------------------
         3. The amount of distribution in respect to the Class B Monthly Interest ............     $                        2.25611
                                                                                                   ---------------------------------
         4. The amount of distribution in respect to the Class C-1 Monthly Interest ..........     $                        4.36583
                                                                                                   ---------------------------------
         5. The amount of distribution in respect to the Class C-2 Monthly Interest ..........     $                        4.95833
                                                                                                   ---------------------------------
         6. The amount of distribution in respect to the Class D Monthly Interest ............     $                        6.99222
                                                                                                   ---------------------------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A-1 Noteholders .........     $                        1.20444
                                                                                                   ---------------------------------
         2. The total amount of distribution in respect to the Class A-2 Noteholders .........     $                        1.16250
                                                                                                   ---------------------------------
         3. The total amount of distribution in respect to the Class B Noteholders ...........     $                        2.25611
                                                                                                   ---------------------------------
         4. The total amount of distribution in respect to the Class C-1 Noteholders .........     $                        4.36583
                                                                                                   ---------------------------------
         5. The total amount of distribution in respect to the Class C-2 Noteholders .........     $                        4.95833
                                                                                                   ---------------------------------
         6. The total amount of distribution in respect to the Class D Noteholders ...........     $                        6.99222
                                                                                                   ---------------------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal Receivables
            for the Monthly Period preceding such Payment Date ...............................     $                 592,244,645.27
                                                                                                   ---------------------------------

         2. The aggregate amount of such Collections with respect to Finance Charge and
            Administrative Receivables for the Monthly Period preceding such Payment Date ....     $                  53,525,791.03
                                                                                                   ---------------------------------

         3. Recoveries for the preceding Monthly Period ......................................     $                     838,365.43
                                                                                                   ---------------------------------

         4. The Defaulted Amount for the preceding Monthly Period ............................     $                  19,410,920.73
                                                                                                   ---------------------------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and
            the denominator is the average Receivables for the preceding Monthly Period ......                                 7.85%
                                                                                                   ---------------------------------

         6. The total amount of Principal Receivables in the trust at the beginning of
            the preceding Monthly Period .....................................................     $               2,747,486,293.19
                                                                                                   ---------------------------------

         7. The total amount of Principal Receivables in the trust as of the last day
            of the preceding Monthly Period ..................................................     $               2,800,176,791.50
                                                                                                   ---------------------------------

         8. The total amount of Finance Charge and Administrative Receivables in the
            Trust at the beginning of the preceding Monthly Period ...........................     $                  63,853,842.28
                                                                                                   ---------------------------------

         9. The total amount of Finance Charge and Administrative Receivables in the
            Trust as of the last day of the preceding Monthly Period .........................     $                  63,605,022.49
                                                                                                   ---------------------------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
             as of the last day of the preceding Monthly Period ..............................     $               2,290,000,000.00
                                                                                                   ---------------------------------

         11. The Transferor Interest as of the last day of the preceding Monthly Period ......     $                 510,176,791.50
                                                                                                   ---------------------------------

         12. The transferor percentage as of the last day of the preceding Monthly Period ....                                18.22%
                                                                                                   ---------------------------------

         13. The Required Transferor Percentage ..............................................                                 7.00%
                                                                                                   ---------------------------------

         14. The Required Transferor Interest ................................................     $                 196,012,375.41
                                                                                                   ---------------------------------

         15. The monthly principal payment rate for the preceding Monthly Period .............                               21.556%
                                                                                                   ---------------------------------

         16. The balance in the Excess Funding Account as of the last day of the
             preceding Monthly Period ........................................................     $                              -
                                                                                                   ---------------------------------

         17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                          Percentage            Aggregate
                                                           of Total              Account
                                                          Receivables            Balance
                                                        ---------------    -------------------
         (a) Delinquent between 30 days and 59 days             1.679%        $ 48,092,558.23
         (b) Delinquent between 60 days and 89 days             1.387%        $ 39,725,616.49
         (c) Delinquent between 90 days and 119 days            1.270%        $ 36,382,261.21
         (d) Delinquent between 120 days and 149 days           0.856%        $ 24,509,505.60
         (e) Delinquent between 150 days and 179 days           0.825%        $ 23,638,220.12
         (f) Delinquent 180 days or greater                     0.000%                    $ -
                                                        ---------------    -------------------
         (g) Aggregate                                          6.018%       $ 172,348,161.65
                                                        ===============    ===================

V. Information regarding Series 2003-C

         1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-C as of the last day of the
            related Monthly Period ...........................................................     $                 300,000,000.00
                                                                                                   ---------------------------------

         2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-C on the last day of
            the related Monthly Period .......................................................     $                 300,000,000.00
                                                                                                   ---------------------------------
                                                                                  NOTE FACTORS

         3. The amount of Principal Receivables in the Trust represented by the Class A-1 Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000        $                 210,000,000.00
                                                                                                   ---------------------------------

         4. The amount of Principal Receivables in the Trust represented by the Class A-2 Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000        $                  30,000,000.00
                                                                                                   ---------------------------------

         5. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000        $                  27,750,000.00
                                                                                                   ---------------------------------

         6. The amount of Principal Receivables in the Trust represented by the Class C-1 Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000        $                  10,000,000.00
                                                                                                   ---------------------------------

         7. The amount of Principal Receivables in the Trust represented by the Class C-2 Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000        $                  11,750,000.00
                                                                                                   ---------------------------------

         8. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
            related Monthly Period .............................................     1.0000        $                  10,500,000.00
                                                                                                   ---------------------------------

         9. The Floating Investor Percentage with respect to the period:

         October 1, 2003 through October 27, 2003 ............................................                           10.9190718%
                                                                                                   ---------------------------------
         October 28, 2003 through October 31, 2003 ...........................................                           10.6754950%
                                                                                                   ---------------------------------

         10. The Fixed Investor Percentage with respect to the period:

         October 1, 2003 through October 27, 2003 ............................................                    N/A
                                                                                                   ---------------------------------
         October 28, 2003 through October 31, 2003 ...........................................                    N/A
                                                                                                   ---------------------------------

         11. The amount of Investor Principal Collections applicable to Series 2003-C ........     $                  64,449,937.33
                                                                                                   ---------------------------------

         12a. The amount of Available Finance Charge Collections on deposit in the
              Collection Account on the related Payment Date .................................     $                   4,571,907.85
                                                                                                   ---------------------------------

         12b. The amount of Available Finance Charge Collections not on deposit in the
              Collection Account on the related Payment Date pursuant to Section 8.04(a)
              of the Master Indenture ........................................................     $                   1,253,317.03
                                                                                                   ---------------------------------

         13. The Investor Default Amount for the related Monthly Period ......................     $                   2,083,918.03
                                                                                                   ---------------------------------

         14. The Monthly Servicing Fee for the related Monthly Period ........................     $                     500,000.00
                                                                                                   ---------------------------------

         15. Trust yields for the related Monthly Period

                 a. The cash yield for the related Monthly Period ............................                                23.30%
                                                                                                   ---------------------------------

                 b. The default rate for the related Monthly Period ..........................                                 8.34%
                                                                                                   ---------------------------------

                 c. The Net Portfolio Yield for the related Monthly Period ...................                                14.96%
                                                                                                   ---------------------------------

                 d. The Base Rate for the related Monthly Period .............................                                 4.10%
                                                                                                   ---------------------------------

                 e. The Excess Spread Percentage for the related Monthly Period ..............                                10.86%
                                                                                                   ---------------------------------

                 f. The Quarterly Excess Spread Percentage for the related Monthly Period ....                                11.83%
                                                                                                   ---------------------------------

                         I) Excess Spread Percentage related to           Oct-03                                              10.86%
                                                                                                   ---------------------------------

                         ii) Excess Spread Percentage related to          Sep-03                                              12.79%
                                                                                                   ---------------------------------

                         iii) Excess Spread Percentage related to         Aug-03                                                  NA
                                                                                                   ---------------------------------

         16. Floating Rate Determinations:

             Average Federal Funds Rate for the Interest Period from October 20, 2003
             through and including November 19, 2003 .........................................                              0.99871%
                                                                                                   ---------------------------------
             LIBOR for the Interest Period from October 20 through and including
             November 19, 2003 ...............................................................                              1.12000%
                                                                                                   ---------------------------------

Federal Funds Rate in effect for each day during the interest period of October 20, 2003 through and including November 19, 2003:

October 20    0.98%    October 28    1.03%    November 5     0.98%     November 13    1.00%
October 21    1.02%    October 29    0.98%    November 6     0.98%     November 14    0.99%
October 22    0.99%    October 30    0.97%    November 7     1.00%     November 15    0.99%
October 23    0.99%    October 31    1.02%    November 8     1.00%     November 16    0.99%
October 24    1.02%    November 1    1.02%    November 9     1.00%     November 17    0.98%
October 25    1.02%    November 2    1.02%    November 10    0.98%     November 18    0.98%
October 26    1.02%    November 3    1.03%    November 11    0.98%     November 19    0.98%
October 27    1.01%    November 4    1.02%    November 12    0.99%

         17. Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related
                    Payment Date (after taking into consideration deposits and withdraws for
                    the related Payment Date) ................................................     $                              -
                                                                                                   ---------------------------------

                 b. The Accumulation Shortfall with respect to the related Monthly Period ....     $                              -
                                                                                                   ---------------------------------

                 c. The Principal Funding Investment Proceeds deposited in the Collection
                    Account to be treated as Available Finance Charge Collections ............     $                              -
                                                                                                   ---------------------------------

         18. Reserve Account

                 a. The amount on deposit in the Reserve Account on the related Payment
                    Date (after taking into consideration deposits and withdraws for the
                    related Payment Date) ....................................................     $                              -
                                                                                                   ---------------------------------

                 b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                    Collections ..............................................................     $                              -
                                                                                                   ---------------------------------

                 c. Interest earnings on the Reserve Account deposited into the Collection
                    Account to be treated as Available Finance Charge Collections ............     $                              -
                                                                                                   ---------------------------------

         19. Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related
                    Payment Date .............................................................     $                   6,750,000.00
                                                                                                   ---------------------------------

                 b. The Available Cash Collateral Account Amount on the related
                    Payment Date .............................................................     $                   6,750,000.00
                                                                                                   ---------------------------------

         20. Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related
                    Monthly Period ...........................................................     $                              -
                                                                                                   ---------------------------------

                 b. The aggregate amount of Investor Charge-Offs reimbursed on the
                    Payment Date .............................................................     $                              -
                                                                                                   ---------------------------------

         21. The Monthly Principal Reallocation Amount for the related Monthly Period ........     $                              -
                                                                                                   ---------------------------------

         Advanta Bank Corp.
         as Servicer

         By: /s/ MARK SHAPIRO
         Name: Mark Shapiro
         Title: Assistant Vice President - Structured Finance